Exhibit 99.2

                          RED GIANT ENTERTAINMENT, INC.
                       SECURED CONVERTIBLE PROMISSORY NOTE

Issuance Date: June 21, 2013                                    U.S. $557,500.00

     FOR VALUE RECEIVED, RED GIANT ENTERTAINMENT, INC., a Nevada corporation (the "COMPANY"), hereby promises to pay to the order of TYPENEX CO-INVESTMENT, LLC, an Illinois limited liability company, or its registered assigns (the "HOLDER"), the initial principal sum of $557,500.00 (the "ORIGINAL PRINCIPAL AMOUNT"), and any additional advances and other amounts that may accrue or become due under the terms of this Secured Convertible Promissory Note (this "NOTE") when due, whether upon the Maturity Date, on any Installment Date with respect to the Installment Amount due on such Installment Date (each as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof), and to pay interest ("INTEREST") on any Outstanding Balance (as defined below) at the applicable interest rate as set forth herein, whether upon any Installment Date, the Maturity Date or acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). Certain capitalized terms used herein are defined in Section 27 hereof. For purposes hereof, the term "OUTSTANDING BALANCE" means the Original Principal Amount (including all Tranches, whether Conversion Eligible Tranches or not), as reduced or increased, as the case may be, pursuant to the terms hereof for redemption, conversion or otherwise, plus any accrued but unpaid Interest, collection and enforcements costs, and any other fees or charges (including without limitation Late Charges (as defined below)) incurred under this Note or under the Agreement (defined below).

     THIS NOTE IS ISSUED PURSUANT TO THAT CERTAIN SECURITIES PURCHASE AGREEMENT DATED JUNE 21, 2013, AS THE SAME MAY BE AMENDED FROM TIME TO TIME (THE "AGREEMENT"), BY AND BETWEEN THE COMPANY AND THE HOLDER.

     1. PAYMENTS OF PRINCIPAL; PREPAYMENT. On each Installment Date (which includes the Maturity Date), the Company shall pay to the Holder an amount equal to the Installment Amount due on such Installment Date in accordance with
Section 8. Additionally, so long as no Event of Default (as defined below) shall have occurred, the Company may, in its sole and absolute discretion and upon giving the Holder not less than five (5) Trading Days written notice (a "PREPAYMENT NOTICE"), pay in cash all or any portion of the Outstanding Balance at any time prior to the Maturity Date; PROVIDED THAT in the event the Company elects to prepay all or any portion of the Outstanding Balance, it shall pay to the Holder 125% of the portion of the Outstanding Balance the Company elects to prepay, without regard to Conversion Eligible Tranches (the "PREPAYMENT PREMIUM").

     2. INTEREST; INTEREST RATE. The Company acknowledges that the Original Principal Amount of this Note exceeds the Purchase Price (as defined in the Agreement) and that such excess consists of (a) an original issue discount of $50,000.00 and (b) the Transaction Expense Amount (as defined in the Agreement) in the amount of $7,500.00, both of which shall be fully earned and charged to the Company as of the Issuance Date and paid to the Holder as part of the Original Principal Amount as set forth in this Note. Without regard to Conversion Eligible Tranches (as defined below), Interest on the Outstanding Balance shall accrue from the date set forth above as the Issuance Date (the "ISSUANCE DATE") at the rate of eight percent (8%) per annum, PROVIDED THAT upon the occurrence of an Event of Default, Interest shall accrue on the Outstanding Balance both before and after judgment at the rate of twenty-two percent (22%) per annum, as set forth in Section 4.2(c) hereof. All Interest calculations hereunder shall be computed on the basis of a 360-day year comprised of twelve
(12) thirty (30) day months, shall compound daily and shall be payable in accordance with the terms of this Note. Notwithstanding any provision to the contrary herein, in no event shall the applicable interest rate at any time

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exceed the maximum  interest  rate allowed  under  applicable  law. All payments owing hereunder shall be in lawful money of the United States of America or Conversion Shares, as provided for herein, and delivered to Holder at the address furnished to the Company for that purpose. All payments shall be applied first to (a) costs of collection, if any, then to (b) fees and charges, if any, then to (c) accrued and unpaid Interest, and thereafter to (d) principal.

     3. CONVERSION OF NOTE. At the option of the Holder, this Note is convertible into validly issued, fully paid and non-assessable shares of Common Stock, on the terms and conditions set forth in this Section 3.

     3.1. Conversion Right.

     (a) Subject to the provisions of Section 3.4, at any time or times on or after the Issuance Date, the Holder shall be entitled to convert any portion of the Outstanding Balance into validly issued, fully paid and non-assessable shares of Common Stock (the "SECTION 3 CONVERSION SHARES") in accordance with
Section 3.3, calculated using the Conversion Rate (as defined below); PROVIDED, HOWEVER, that, notwithstanding any other provision contained in this Note, the conversion by the Holder of any portion of the Outstanding Balance shall only be exercisable in five (5) tranches (each, a "TRANCHE"), consisting of (i) an initial Tranche in an amount equal to $157,500.00 and any interest, costs, fees or charges (including without limitation Late Charges) accrued thereon or added thereto under the terms of this Note and the other Transaction Documents (as defined in the Agreement) ("TRANCHE #1"), and (ii) four ( 4) additional Tranches, each in the amount of $100,000.00, plus any interest, costs, fees or charges (including without limitation Late Charges) accrued thereon or added thereto under the terms of this Note and the other Transaction Documents (each, a "SUBSEQUENT TRANCHE"). Tranche #1 shall correspond to the Initial Cash Purchase Price (as defined in the Agreement), the OID (as defined in the Agreement) and the Transaction Expense Amount, and may be converted any time subsequent to the Issuance Date. The first Subsequent Tranche shall correspond to Secured Buyer Note #1, the second Subsequent Tranche shall correspond to Secured Buyer Note #2, the third Subsequent Tranche shall correspond to Buyer Note #3, and the fourth Subsequent Tranche shall correspond to Buyer Note #4 (as each such Secured Buyer Note and Buyer Note are defined in the Agreement). The Holder's right to convert any portion of any of the Subsequent Tranches is conditioned upon the Holder's payment in full of the Secured Buyer Note or the Buyer Note corresponding to such Subsequent Tranche (upon the satisfaction of such condition, such Subsequent Tranche becomes a "CONVERSION ELIGIBLE TRANCHE"). For the avoidance of doubt, subject to the other terms and conditions hereof, Tranche #1 shall be deemed a Conversion Eligible Tranche as of the Issuance Date for all purposes hereunder and may be converted in whole or in part at any time subsequent to the Issuance Date, and each Subsequent Tranche that becomes a Conversion Eligible Tranche may be converted in whole or in part at any time subsequent to the first date on which such Subsequent Tranche becomes a Conversion Eligible Tranche. For all purposes hereunder, Conversion Eligible Tranches shall be converted (or redeemed, as applicable) in order of the lowest-numbered Conversion Eligible Tranche. At all times hereunder, the aggregate amount of any costs, fees or charges (including without limitation
Late Charges) incurred by or assessable against the Company hereunder, including, without limitation, any fees, charges or premiums incurred in connection with an Event of Default, shall be added to the lowest-numbered then-current Conversion Eligible Tranche.

     (b) The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares issuable upon each conversion of this Note shall be aggregated for purposes of determining whether such conversion would result in the issuance of a fractional share. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company

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shall pay any and all  transfer,  stamp,  issuance and similar taxes that may be payable  with  respect to the  issuance  and  delivery  of Section 3  Conversion
Shares.

     3.2. Conversion Rate. The number of Section 3 Conversion Shares issuable upon conversion of any portion of the Outstanding Balance pursuant to Section 3.1(a) shall be determined by dividing (x) the applicable Conversion Amount by
(y) the Conversion Price (such formula is referred to herein as the "CONVERSION RATE").

     (a) "CONVERSION AMOUNT" means the portion of the Outstanding Balance to be converted.

     (b) "CONVERSION PRICE" means, as of any Conversion Date or other date of determination, 105% of the arithmetic average of the daily Closing Bid Prices for the 15 Trading Days immediately prior to the six (6) month anniversary of the Note, subject to adjustment as provided herein.

     3.3. Mechanics of Conversion.

     (a) Conversion by the Holder. To convert any Conversion Amount into shares of Common Stock on any date, the Holder shall deliver (whether via email, facsimile or otherwise), for receipt on or prior to 11:59 p.m., New York time, on such date (a "CONVERSION DATE"), a copy of an executed notice of conversion substantially in the form attached hereto as Exhibit A (the "CONVERSION NOTICE") to the Company. If required by Section 3.3(c), within five (5) Trading Days following a conversion of this Note as aforesaid, the Holder shall surrender this Note to a reputable overnight courier for delivery to the Company (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction as contemplated by Section 14.2). On or before the first
(1st) Trading Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile or email an acknowledgment of confirmation, in the form attached hereto as Exhibit B, of receipt of such Conversion Notice to the Holder and the Company's transfer agent (the "TRANSFER AGENT"). On or before the close of business on the third (3rd) Trading Day following the date of receipt of a Conversion Notice (the "DELIVERY DATE"), the Company shall, provided that the Common Stock is DTC Eligible at such time, deliver to the Holder or its broker (as designated in the Conversion Notice), via reputable overnight courier, a certificate representing the number of shares of DTC Eligible Common Stock equal to the number of Section 3 Conversion Shares to which the Holder shall be entitled, registered in the name of the Holder or its designee. If the Common Stock is not DTC Eligible at such time, such shall constitute an Event of Default and the Company shall instead, on or before the close of business on the Delivery Date, issue and deliver to the Holder or its broker (as designated in the Conversion Notice), via reputable overnight courier, a certificate, registered in the name of the Holder or its designee, for the number of Section 3 Conversion Shares to which the Holder shall be entitled; PROVIDED, HOWEVER, that, in addition to any other rights or remedies that Holder may have under this Note, such number of certificated shares shall be increased by 5% for each such conversion (including the first) that occurs more than six (6) months after the Issuance Date. For the avoidance of doubt, the Company has not met its obligation to deliver Section 3 Conversion Shares by the Delivery Date unless the Holder or its broker, as applicable, has actually received the certificate representing the applicable Section 3 Conversion Shares no later than the close of business on the relevant Delivery Date pursuant to the terms set forth above. If this Note is physically surrendered for conversion pursuant to Section 3.3(c) and the Outstanding Balance of this Note is greater than the principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than three (3)
Trading Days after receipt of this Note and at its own expense, issue and deliver to the Holder (or its designee) a new Note (in accordance with Section 14.4)) representing the Outstanding Balance not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of

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such shares of Common Stock on the  Conversion  Date.  In the event of a partial conversion of this Note pursuant hereto, the principal amount converted shall be deducted from the Conversion Eligible Tranche(s) set forth in the applicable Conversion Notice.

     (b) Company's Failure to Timely Deliver. Failure for any reason whatsoever to issue any portion of the Common Stock by the applicable due date in the manner required under any section of this Note shall be a "CONVERSION FAILURE". Upon the occurrence of a Conversion Failure, in addition to all other remedies available to the Holder, (1) the Company shall pay in cash to the Holder on each day after such third (3rd) Trading Day that the issuance of such shares of Common Stock is not timely effected an amount equal to the greater of (A) $2,000.00 per day and (B) 2% of the product of (i) the sum of the number of shares of Common Stock not issued to the Holder on a timely basis and to which the Holder is entitled, multiplied by (ii) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the last possible date which the Company could have issued such shares of Common Stock to the Holder without violating the provisions of this Note; and (2) with respect to Section 3 Conversion Shares, the Holder, upon written notice to the Company, may void its Conversion Notice with respect to, and retain or have returned (as the case may be) any portion of this Note that has not been converted pursuant to the applicable Conversion Notice, provided that the voiding of a Conversion Notice shall not affect the Company's obligations to make any payments which have accrued or are owed to the Holder prior to the date of such notice pursuant to this Section 3.3(b) or otherwise. Notwithstanding the foregoing, a Conversion Failure shall not exist to the extent shares of Common Stock are not issued by the Company in order to comply with the limitations set forth in Section 3.4 hereof. Upon the occurrence of a Conversion Failure (unless Holder elects to void the Conversion Notice), in addition to such failure being considered an Event of Default hereunder, for purposes of Section 7.1 the Company shall also be deemed to have issued the applicable shares of Common Stock on the latest possible permitted date and pursuant to the terms set forth herein, with Holder entitled to all the rights and privileges associated with such deemed issued shares (the "DEEMED CONVERSION ISSUANCE").

     (c) Registration; Book-Entry. The Company shall maintain a register (the "REGISTER") for the recordation of the name and address of the holders of all or any portion of this Note and the principal amount of this Note held by such holder (the "REGISTERED NOTE"). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the holder shall treat each Person whose name is recorded in the Register as the owner of this Note for all purposes (including, without limitation, the right to receive payments of principal and Interest hereunder) notwithstanding notice to the contrary. The Registered Note may be assigned, transferred or sold in whole or in part only by registration of such assignment or sale on the Register. The Registered Note shall not be assigned, transferred or sold without the prior written consent of the Company, which shall not be unreasonably withheld; provided, however, that Holder may assign, transfer or sell the Registered Note without the need to obtain the consent of the Company if all of the Secured Buyer Notes (as defined in the Agreement) and the Buyer Notes (as defined in the Agreement) have been paid in full or all payment obligations of the Holder thereunder have otherwise been completely offset and satisfied pursuant to the Holder Offset Right (as defined below) or the Company Offset Right (as defined below). Upon its receipt of a request to assign, transfer or sell all or part of the Registered Note by the holder thereof, the Company shall record the information contained therein in the Register and issue one or more new Registered Notes in the same aggregate principal amount as the principal amount of the surrendered Registered Note to the designated assignee or transferee pursuant to Section 14. Notwithstanding anything to the contrary in this Section 3.3(c), the Holder may assign this Note or any portion thereof to its Affiliate without delivering a request to assign or sell this Note to the Company and the recordation of such assignment or sale in the Register (a "RELATED PARTY Assignment"); provided, that (A) the Company may continue to deal solely with such assigning or selling Holder unless and until such Holder has delivered a request to assign or sell this Note or portion thereof to the Company for recordation in the Register; (B) the failure of such assigning or selling Holder

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to  deliver a request  to assign  or sell such Note or  portion  thereof  to the
Company shall not affect the legality, validity, or binding effect of such assignment or sale; and (C) such assigning or selling Holder shall, acting solely for this purpose as a non-fiduciary agent of the Company, maintain a register (the "RELATED PARTY REGISTER") comparable to the Register on behalf of the Company, and any such assignment or sale shall be effective upon recordation of such assignment or sale in the Related Party Register. Notwithstanding anything to the contrary set forth in this Section 3, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the entire Outstanding Balance of this Note is being converted (in which event this Note shall be delivered to the Company as contemplated by Section 3.3(a)) or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Note upon physical surrender of this Note. The Holder and the Company shall maintain records showing the Outstanding Balance and Late Charges converted and/or paid (as the case may be) and the dates of such conversions and/or payments (as the case may be) or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion.

     3.4. Limitations on Conversions.

     (a) Notwithstanding anything to the contrary contained in this Note or the other Transaction Documents, if at any time the Holder shall or would be issued shares of Common Stock under any of the Transaction Documents, but such issuance would cause the Holder (together with its Affiliates) to beneficially own a number of shares exceeding 4.99% of the number of shares of Common Stock outstanding on such date (including for such purpose the shares of Common Stock issuable upon such issuance) (the "MAXIMUM PERCENTAGE"), then the Company must not issue to the Holder shares of the Common Stock which would exceed the Maximum Percentage. For purposes of this Section, beneficial ownership of Common Stock will be determined under the 1934 Act. The shares of Common Stock issuable to the Holder that would cause the Maximum Percentage to be exceeded are referred to herein as the "OWNERSHIP LIMITATION SHARES." The Company will reserve the Ownership Limitation Shares for the exclusive benefit of the Holder. From time to time, the Holder may notify the Company in writing of the number of the Ownership Limitation Shares that may be issued to the Holder without causing the Holder to exceed the Maximum Percentage. Upon receipt of such notice, the Company shall be unconditionally obligated to immediately issue such designated shares to the Holder, with a corresponding reduction in the number of the Ownership Limitation Shares. Notwithstanding the foregoing, the term "4.99%" above shall be replaced with "9.99%" at such time as the Market Capitalization of the Common Stock is less than $10,000,000.00. Notwithstanding any other provision contained herein, if the term "4.99%" is replaced with "9.99%" pursuant to the preceding sentence, such increase to "9.99%" shall remain at 9.99% until increased, decreased or waived by the Holder as set forth below. For purposes of this Note, the term "MARKET CAPITALIZATION OF THE COMMON STOCK" shall mean the product equal to (A) the average VWAP of the Common Stock for the immediately preceding fifteen (15) Trading Days, multiplied by (B) the aggregate number of outstanding shares of Common Stock as reported on the Company's most recently filed Form 10-Q or Form 10-K. By written notice to the Company, the Holder may increase, decrease or waive the Maximum Percentage as to itself but any such waiver will not be effective until the 61st day after delivery thereof. The foregoing 61-day notice requirement is enforceable, unconditional and non-waivable and shall apply to all Affiliates and assigns of the Holder.

     (b) To the extent the limitation set forth in subsection (a) immediately above applies, the determination of whether this Note shall be convertible (vis-a-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its Affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by the Holder and its Affiliates) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability to

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convert this Note, or to issue shares of Common Stock,  pursuant to this Section
3.4 shall have any effect on the applicability of the provisions of this Section
3.4 with respect to any subsequent determination of convertibility. For purposes
of  this  Section  3.4,   beneficial   ownership  and  all   determinations  and
calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(e) of the 1934 Act (as defined in the Agreement) and the rules and regulations promulgated thereunder. The provisions of this Section 3.4 shall be implemented in a manner otherwise than in strict conformity with the terms of this Section
3.4 to correct this Section 3.4 (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this Section 3.4 shall apply to a successor Holder of this Note. The holders of Common Stock shall be third party beneficiaries of this Section 3.4 and the Company may not waive this Section 3.4 without the consent of holders of a majority of its Common Stock. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock, including, without limitation, pursuant to this Note.

     4. RIGHTS UPON EVENT OF DEFAULT.

     4.1. Event of Default. Each of the following events shall constitute an "EVENT OF DEFAULT":

     (a) Failure to Pay. The Company shall fail to make any payment when due and payable under the terms of this Note including, without limitation, any payment of costs, fees, interest, principal (including, without limitation, the Company's failure to deliver any Installment Amount when due or to pay any redemption payments or amounts hereunder), or other amount due hereunder or under any other Transaction Document.

     (b) Failure to Deliver or Process Shares. The Company (or its Transfer Agent, as applicable) (i) fails to issue Section 3 Conversion Shares by the Delivery Date; (ii) fails to issue any Pre-Installment Conversion Shares, Post-Installment Conversion Shares, Pre-Installment Certificated Shares, or Post-Installment Certificated Shares, as applicable, within the time periods required by Section 8; (iii) announces (or threatens in writing) that it will not honor its obligation to issue shares to Holder in accordance with Section 3 and/or Section 8 of this Note; (iv) fails to transfer or cause its Transfer Agent to transfer or issue any Section 3 Conversion Shares, Pre-Installment Conversion Shares, Post-Installment Conversion Shares, Pre-Installment Certificated Shares, or Post-Installment Certificated Shares, as applicable, issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note; (v) directs its Transfer Agent not to transfer, or delays, impairs, and/or hinders its Transfer Agent in transferring or issuing any Section 3 Conversion Shares, Pre-Installment Conversion Shares, Post-Installment Conversion Shares, Pre-Installment Certificated Shares, or Post-Installment Certificated Shares, as applicable, to be issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note; (vi) fails itself or fails to cause its Transfer Agent to take all action reasonably necessary to accomplish and otherwise fully cooperate with the prompt processing of any DTC Eligible Common Stock delivered to the Holder or its broker under this Note or the Warrant such that such Common Stock is deposited in certificate form at the DTC, cleared and converted into electronic shares by the DTC and eventually held in the name of the clearing firm servicing Holder's brokerage firm for the benefit of Holder in a timely manner; or (vii) as applicable, fails to remove (or directs its Transfer Agent not to remove or impairs, delays, and/or hinders its Transfer Agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any Section 3 Conversion Shares, Pre-Installment Conversion Shares, Post-Installment Conversion Shares, Pre-Installment

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Certificated Shares or Post-Installment Certificated Shares as and when required by this Note (or makes any written announcement, statement or threat that it does not intend to honor any such obligations).

     (c) Judgment. A final judgment or judgments for the payment of money aggregating in excess of $100,000 are rendered against the Company and/or any of its Subsidiaries and which judgments are not, within thirty (30) calendar days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within thirty (30) calendar days after the expiration of such stay; PROVIDED, HOWEVER, any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $100,000 amount set forth above so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company or such Subsidiary (as the case may be) will receive the proceeds of such insurance or indemnity within thirty (30) calendar days of the issuance of such judgment.

     (d) Breach of Obligations; Covenants. The Company or its Subsidiaries, if any, shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note or any of the other Transaction Documents, including without limitation (i) all reporting covenants and covenants to timely file all required quarterly and annual reports and any other filings required pursuant to Rule 144, and (ii) strict compliance with all provisions of Sections 3, 8, and 10 of this Note.

     (e) Breach of Representations and Warranties. Any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of the Company to the Holder in writing included in this Note or in connection with any of the Transaction Documents, or as an inducement to the Holder to enter into this Note or any of the other Transaction Documents, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished or becomes false thereafter.

     (f) Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company.

     (g) Delisting of Common Stock. The suspension from trading or the failure of the Common Stock to be trading on an Eligible Market for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) Trading Days in any 365-day period.

     (h) Liquidation. Any dissolution, liquidation, or winding up of the Company or any substantial portion of its business.

     (i) Cessation of Operations. Any cessation of operations by the Company or the Company admits it is otherwise generally unable to pay its debts as such debts become due; PROVIDED, HOWEVER, that any disclosure of the Company's ability to continue as a "going concern" shall not be an admission that the Company cannot pay its debts as they become due.

     (j) Reverse Split. The Company effectuates a reverse split of its Common Stock without twenty (20) Trading Days prior written notice to the Holder.

     (k) Replacement of Transfer Agent. In the event that the Company proposes to replace its Transfer Agent, the Company fails to provide, prior to the effective date of such replacement, a fully executed Transfer Agent Letter (as defined by the Agreement) in a form as required to be initially delivered pursuant to the Agreement (including but not limited to the provision to irrevocably reserve shares of Common Stock for the Share Reserve) signed by the successor transfer agent and delivered to the Company and the Holder.

     (l) Share Reserve. The Company's failure to maintain the Share Reserve (as defined in the Agreement).

     (m) Certification of Equity Conditions. A false or inaccurate certification (including, without limitation, a false or inaccurate deemed certification) by the Company that the Equity Conditions are satisfied, that there has been no Equity Conditions Failure or as to whether any Event of Default has occurred.

     (n) DTC Eligibility. The failure of the Common Stock to be DTC Eligible at any time during which the Company has obligations under this Note.

     (o) Reduced Market Capitalization of the Common Stock. If at any time the Market Capitalization of the Common Stock is less than five (5) times the Original Principal Amount.

     Each subsection of this Section 4.1 shall be interpreted and applied independently, and no such subsection shall be deemed to limit or qualify any other subsection in any manner whatsoever.

     4.2. Notice of an Event of Default; Remedies; Redemption Right. Upon the occurrence of an Event of Default, the Company shall within one (1) Trading Day deliver written notice thereof via facsimile and reputable overnight courier (with next day delivery specified) (an "EVENT OF DEFAULT NOTICE") to the Holder.

     (a) At any time and from time to time after the earlier of the Holder's receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may require the Company to redeem (regardless of whether such Event of Default has been cured) all or any portion of this Note by delivering written notice thereof (the "EVENT OF DEFAULT REDEMPTION NOTICE") to the Company, which Event of Default Redemption Notice shall indicate the portion of the Outstanding Balance (without regard to Conversion Eligible Tranches) the Holder is electing to redeem (the "DEFAULT REDEMPTION AMOUNT"). Redemptions required by this Section 4.2(a) shall be made in accordance with the provisions of Section 10. Notwithstanding anything to the contrary in this Section 4, but subject to Section 3.4, until the Default Redemption Amount (together with Late Charges thereon) is paid in full pursuant to and in accordance with the terms set forth in Section 10, the Outstanding Balance (together with any Late Charges thereon), may be converted, in whole or in part from time to time, by the Holder into Common Stock pursuant to the other terms of this Note. In the event of a partial redemption of this Note pursuant hereto, the applicable Default Redemption Amount shall be deducted from the Tranches set forth in the Event of Default Redemption Notice. Notwithstanding the foregoing, this Section 4.2(a) shall not apply to an Event of Default arising under Section 4.1(f) (Bankruptcy).

     (b) Upon the occurrence of an Event of Default occurring under Section 4.1(f) due to the institution by or against the Company of any bankruptcy proceeding for relief under any bankruptcy law or any law for the relief of debtors, (i) the Outstanding Balance shall automatically increase to an amount equal to the Outstanding Balance immediately prior to such Event of Default multiplied by the Redemption Premium, and (ii) all amounts owed under this Note (without regard to Conversion Eligible Tranches) shall accelerate and be immediately due and payable, all without the need for any further notice to or action by any party hereunder.

     (c) As of the date of any Event of Default, this Note (without regard to Conversion Eligible Tranches) shall thereafter accrue interest at the rate of 1.83% per month (or 22% per annum), compounding daily, whether before or after judgment; PROVIDED, HOWEVER, that notwithstanding any provision to the contrary herein, in no event shall the applicable interest rate at any time exceed the maximum interest rate allowed under applicable law.

     (d) Upon the  occurrence of any Event of Default  under  Section  4.1(a) or
Section 4.1(b) hereof, the Holder may elect in writing from time to time with respect to one or more Installment Dates: (i) to accelerate or postpone the designated Installment Date to a date specified by Holder, and/or (ii) to designate the Company Redemption Amount and/or the Company Conversion Amount under Section 8 that will apply to each Installment Date.

     (e) After any Event of Default arising under Section 4.1(b), Holder will be entitled to the remedies set forth in Section 3.3(b) hereof.

     (f) Notwithstanding and in addition to any other provision contained herein, if non-DTC Eligible Section 3 Conversion Shares are delivered to Holder, the Outstanding Balance shall automatically increase by an amount equal to the decline in Value (as defined below), if any, of such shares between the time the certificate representing such shares was required to be delivered to the Holder hereunder, and the date such shares become Free Trading. The Company agrees to use its best efforts to cause such shares to become Free Trading. "VALUE", as used in this subsection, shall mean the five (5) Trading Day trailing average VWAP for the applicable shares.

     5. RIGHTS UPON FUNDAMENTAL TRANSACTION.

     5.1. Assumption. The Company shall not enter into or be party to a Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section 5.1 pursuant to written agreements in form and substance satisfactory to the Holder and approved by the Holder, in its sole discretion, prior to such Fundamental Transaction, including agreements to deliver to the Holder in exchange for this Note a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Note, including, without limitation, having a principal amount and interest rate equal to the principal amounts then outstanding and the interest rates of this Note, having similar conversion rights as this Note and having similar ranking to this Note, and being satisfactory to the Holder in its sole discretion, (ii) the Successor Entity is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market, and (iii) the Company has received the Holder's prior written consent to enter into such Fundamental Transaction. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note and the other Transaction Documents referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of a Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon conversion or redemption of this Note at any time after the consummation of such Fundamental Transaction, in lieu of the shares of the Company's Common Stock (or other securities, cash, assets or other property (except such items still issuable under Section 6, which shall continue to be receivable thereafter) issuable upon the conversion or redemption of this Note prior to such Fundamental Transaction), such shares of the publicly traded common stock (or their equivalent) of the Successor Entity (including its Parent Entity) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Note been converted immediately prior to such Fundamental Transaction (without regard to any limitations on the conversion of this Note), as adjusted in accordance with the provisions of this Note. The provisions of this Section 5 shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of this Note.

     5.2. Notice of a Fundamental Transaction; Redemption Right. No sooner than twenty (20) Trading Days nor later than ten (10) Trading Days prior to the consummation of a Fundamental Transaction, but not prior to the public announcement of such Fundamental Transaction, the Company shall deliver written notice thereof via facsimile and reputable overnight courier to the Holder (a "FUNDAMENTAL TRANSACTION NOTICE"). At any time during the period beginning after the Holder's receipt of a Fundamental Transaction Notice or the Holder becoming aware of a Fundamental Transaction if a Fundamental Transaction Notice is not delivered to the Holder in accordance with the immediately preceding sentence (as applicable) and ending on the later of twenty (20) Trading Days after (i) consummation of such Fundamental Transaction and (ii) the date of receipt of such Fundamental Transaction Notice, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof ("FUNDAMENTAL TRANSACTION REDEMPTION NOTICE") to the Company, which Fundamental Transaction Redemption Notice shall indicate the portion of the Outstanding Balance (without regard to Conversion Eligible Tranches) the Holder is electing to redeem (the "FUNDAMENTAL TRANSACTION REDEMPTION AMOUNT"). The Fundamental Transaction Redemption Amount shall be redeemed by the Company in cash pursuant to and in accordance with Section 10 and shall have priority to payments to stockholders in connection with such Fundamental Transaction. Notwithstanding anything to the contrary in this Section 5, but subject to Section 3.4, until the Fundamental Transaction Redemption Amount (together with any Late Charges thereon) is paid in full pursuant to and in accordance with the terms set forth in Section 10, the Outstanding Balance (together with any Late Charges thereon), may be converted, in whole or in part from time to time, by the Holder into Common Stock pursuant to Section 3. In the event of a partial redemption of this Note pursuant hereto, the applicable Fundamental Transaction Redemption Amount shall be deducted from the Tranches set forth in the Fundamental Transaction Redemption Notice.

     5.3. Paid in Full. Notwithstanding anything to the contrary in this Section 5, in no case shall any Fundamental Transaction be consummated prior to the prepayment in full of the Outstanding Balance of this Note, with such prepayment subject to the Prepayment Premium for the entire Outstanding Balance.

     6. DISTRIBUTION OF ASSETS; RIGHTS UPON ISSUANCE OF PURCHASE RIGHTS AND OTHER CORPORATE EVENTS.

     6.1. Distribution of Assets. Without the prior written consent of Holder, the Company agrees not to declare or make any dividend or other distributions of its assets (or rights to acquire its assets) to any or all holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction).

     6.2. Purchase Rights. In addition to any adjustments pursuant to Section 7 below, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "PURCHASE RIGHTS"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of all Conversion Eligible Tranches (without taking into account any other limitations or restrictions on the convertibility of this Note) in existence immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder's right to participate in any such Purchase Right would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).

     6.3. Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a "CORPORATE EVENT"), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon a conversion of this Note (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which the Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by the Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of this Note) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as the Holder would have been entitled to receive had this Note initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) using a conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the Holder. The provisions of this Section 6 shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion or redemption of this Note.

     7. RIGHTS UPON ISSUANCE OF SECURITIES.

     7.1. Adjustment of Conversion Price upon Issuance of Common Stock. Except with respect to Excluded Securities, if and whenever on or after the Issuance Date the Company issues or sells Common Stock, Options, Convertible Securities, or upon any conversion or Deemed Issuance, or in accordance with subsections (a) through (f) below is deemed to have issued or sold, any shares of Common Stock (including without limitation the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Excluded Securities issued or sold or deemed to have been issued or sold) for a consideration per share (the "NEW ISSUANCE PRICE") less than a price equal to the Conversion Price in effect immediately prior to such issue, conversion, or sale or deemed issuance or sale (such Conversion Price then in effect is referred to herein as the "APPLICABLE PRICE") (the foregoing a "DILUTIVE ISSUANCE"), then, immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the New Issuance Price. For the avoidance of doubt, if the New Issuance Price is greater than the Applicable Price, there shall be no adjustment to the Conversion Price. For purposes of determining the adjusted Conversion Price under this Section 7.1, the following shall be applicable:

     (a) Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 7.1(a), the "lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option" shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option and
(y) the lowest exercise price set forth in such Option for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option minus (2) the sum of all amounts paid or payable to the holder of such Option (or any other Person) upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such share of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

     (b) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 7.1(b), the "lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof" shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such
Convertible Security and (y) the lowest conversion price set forth in such Convertible Security for which one share of Common Stock is issuable upon conversion, exercise or exchange thereof minus (2) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person) upon the issuance or sale of such Convertible Security plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Convertible Security (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price has been or is to be made pursuant to other provisions of this
Section 7.1, except as contemplated below, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

     (c) Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Conversion Price in effect at the time of such increase or decrease shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate (as the case may be) at the time initially granted, issued or sold. For purposes of this Section 7.1(c), if the terms of any Option or Convertible Security that was outstanding as of the Issuance Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 7.1 shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

     (d) Calculation of Consideration Received. If any Option or Convertible Security is issued or deemed issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company, together comprising one integrated transaction, (x) such Option or Convertible Security (as applicable) will be deemed to have been issued for consideration equal to the Black Scholes Consideration Value thereof and (y) the other securities issued or sold or deemed to have been issued or sold in such integrated transaction shall be deemed to have been issued for consideration equal to the difference of (I) the aggregate consideration received by the Company minus (II) the Black Scholes Consideration Value of each such Option or Convertible Security (as applicable). If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the average VWAP of such security for the five (5) Trading Day period immediately preceding the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities (as the case may be). The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within ten (10)
Trading Days after the occurrence of an event requiring valuation (the "VALUATION EVENT"), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

     (e) Deemed Warrant Issuance. If Company fails to deliver Warrant Shares as required by the Warrant (as both such terms are defined in the Agreement) issued to Holder pursuant to the Transaction Documents, in addition to such failure to act being considered an Event of Default hereunder, for purposes of this Section
7.1 the Company shall also be deemed to have issued the Warrant Shares to Holder on the applicable date set forth in the Warrant and pursuant to the terms set forth therein (the "DEEMED WARRANT ISSUANCE").

     (f) Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

     7.2. Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. Without limiting any provision of Section 5 or Section 7.1, if the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision of Section 5 or Section 7.1, if the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 7.2 shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 7.2 occurs during the period that a Conversion Price is calculated hereunder, then the calculation of such Conversion Price shall be adjusted appropriately to reflect such event.

     7.3. Other Events. In the event that the Company (or any Subsidiary) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect the Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's board of directors shall in good faith determine and implement an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder, provided that no such adjustment pursuant to this Section 7.3 will increase the Conversion Price as otherwise determined pursuant to this Section 7, provided further that if the Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Company's board of directors and the Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding and whose fees and expenses shall be borne by the Company.

     8. COMPANY INSTALLMENT CONVERSION OR REDEMPTION. Beginning on the date that is six (6) months after the later of (i) the Issuance Date, and (ii) the date the Initial Cash Purchase Price is paid to the Company (the "INITIAL INSTALLMENT DATE"), and on each applicable Installment Date thereafter, the Company shall pay to the Holder of this Note the applicable Installment Amount due on such date, subject to the provisions of this Section 8. Payments of the Installment Amount may be made (a) in cash (a "COMPANY REDEMPTION"), (b) by converting such Installment Amount into shares of Common Stock in accordance with this Section 8 (a "COMPANY CONVERSION"), or (c) by any combination of a Company Conversion and a Company Redemption so long as the entire amount of such Installment Amount due shall be converted and/or redeemed by the Company on the applicable Installment Date. Notwithstanding the foregoing, the Company will not be entitled to elect a Company Conversion with respect to any portion of such Installment Amount and shall be required to pay the entire amount of such Installment Amount in cash pursuant to a Company Redemption if on the applicable Pre-Installment Notice Due Date (defined below) or on the applicable Installment Date (as the case may be) there is an Equity Conditions Failure, and such failure is not waived by Holder as permitted herein.

     8.1. General. On or prior to the date which is the twenty-eighth (28th) Trading Day prior to each Installment Date (each, a "PRE-INSTALLMENT NOTICE DUE DATE"), the Company shall deliver written notice to the Holder substantially in the form attached hereto as Exhibit C-1 (each, a "PRE-INSTALLMENT NOTICE"). Each such Pre-Installment Notice shall state (a) the portion of the Installment Amount to be converted pursuant to a Company Conversion (the "COMPANY CONVERSION AMOUNT"), and (b) the portion of the Installment Amount to be paid in cash pursuant to a Company Redemption (the "COMPANY REDEMPTION AMOUNT"). The Company Conversion Amount plus the Company Redemption Amount must equal the Installment Amount. To the extent a Company Conversion is not permitted pursuant to this Note, the Company Redemption Amount will automatically increase so that the permitted Company Conversion Amount plus the Company Redemption Amount equal the Installment Amount. If the applicable Installment Amount is to be paid, in whole or in part, pursuant to a Company Conversion, the Company must certify that there is not an Equity Conditions Failure as of the Pre-Installment Notice Due Date. Each Pre-Installment Notice shall be irrevocable and may not be revoked by the Company. If the Company does not timely deliver a Pre-Installment Notice on an applicable Pre-Installment Notice Due Date that complies with this Section 8, then the Company shall be deemed to have delivered on such Pre-Installment Notice Due Date an irrevocable Pre-Installment Notice confirming a Company

Conversion of the entire Installment Amount payable as required hereunder and shall be deemed to have certified that there is not an Equity Conditions Failure as of the applicable Pre-Installment Notice Due Date. If the Holder prepares and delivers to the Company the Pre-Installment Notice as permitted by Section 8.7 hereof, and the Company does not modify or prepare a replacement Pre-Installment Notice prior to the Pre-Installment Notice Due Date, then the Company shall be deemed to have ratified and confirmed such notice and, unless otherwise stated, certified that there is not an Equity Conditions Failure as of the Pre-Installment Notice Due Date. The applicable Company Conversion Amount (whether set forth in the applicable Pre-Installment Notice or by operation of this Section 8) shall be converted in accordance with Section 8.2 or Section 8.4, as applicable, and the applicable Company Redemption Amount shall be redeemed in accordance with Section 8.3.

     8.2. Mechanics of Company Conversion. Subject to Section 3.4, if the Company delivers a Pre-Installment Notice and elects, or is deemed to have delivered a Pre-Installment Notice and deemed to have elected, in whole or in part, a Company Conversion in accordance with Section 8.1, then this Section 8.2 shall apply. Notwithstanding the foregoing, if an Equity Conditions Failure has occurred as of the applicable Pre-Installment Notice Due Date, then the Company shall identify each such Equity Conditions Failure in the Pre-Installment Notice and request a waiver thereof from Holder pursuant to Section 8.6 hereof. (i) If such waiver is obtained (which waiver may be provided at any time by the Holder), and the Common Stock is then DTC Eligible and a Company Conversion is not otherwise prohibited under any other provision of this Note, then the remainder of this Section 8.2 shall apply to the Company Conversion; (ii) if such waiver is obtained, but the Common Stock is not then DTC Eligible, then the remainder of this Section 8.2 shall not apply and the Company must deliver certificated Common Stock to Holder pursuant to Section 8.4 hereof; or (iii) if such waiver is not obtained, then the Holder may designate in writing whether the applicable Installment Amount is paid as a Company Conversion under this
Section 8.2 or a Company Redemption under Section 8.3 hereof, or any combination thereof; PROVIDED, HOWEVER, that if no such designation is made by the Holder, then the applicable Installment Amount must be paid as a Company Redemption under Section 8.3 hereof; PROVIDED, FURTHER, that if such Equity Conditions
Failure arises from a Non-Waivable Equity Condition, then the applicable Installment Amount must be paid as a Company Redemption under Section 8.3 hereof. To the extent applicable as set forth above:

     (a) No later than three (3) Trading Days after each applicable Pre-Installment Notice Due Date, the Company shall deliver to the Holder or its broker, via reputable overnight courier, a certificate representing an aggregate number of shares of DTC Eligible Common Stock equal to the Pre-Installment Conversion Shares, registered in the name of the Holder or its designee. For the avoidance of doubt, the Company has not met the forgoing delivery obligation until the Holder or its broker has actually received the certificate representing all of the DTC Eligible Common Stock described above.

     (b) No later than three (3) Trading Days after each Installment Date, the Company shall deliver to the Holder or its broker, via reputable overnight courier, a certificate representing an aggregate number of shares of DTC Eligible Common Stock equal to the amount, if any, by which the Post-Installment Conversion Shares exceed the Pre-Installment Conversion Shares previously delivered to Holder, registered in the name of the Holder or its designee. For the avoidance of doubt, the Company has not met the forgoing delivery obligation until the Holder or its broker has actually received the certificate representing all of the DTC Eligible Common Stock described above. So long as no Event of Default has occurred regarding payment, conversion or redemption under this Note (each a "PAYMENT DEFAULT"), if the Pre-Installment Conversion Shares on the applicable Installment Date exceed the Post-Installment Conversion Shares, then the excess will be applied towards the next Conversion Shares to be issued by the Company (unless the Outstanding Balance has been reduced to zero, in which case Holder will return such excess shares to the Company). If a

Payment Default has occurred and the Pre-Installment Conversion Shares for the applicable Installment Date exceed the Post-Installment Conversion Shares, then Holder shall not be required to return to the Company any of the excess shares or apply such excess shares to any future issuance or conversion of shares hereunder. The Company agrees to deliver to the Holder such information and calculations required under this Section 8.2(b) substantially in the form attached hereto as Exhibit C-2 (each, an "INSTALLMENT DATE NOTICE").

     (c) If an Event of Default occurs during any applicable Company Conversion Measuring Period (defined below), then Holder may elect to either (i) return any Pre-Installment Conversion Shares delivered in connection with the applicable Installment Date with no reduction in the Outstanding Balance for such shares, or (ii) retain such Pre-Installment Conversion Shares and reduce the Outstanding Balance in connection therewith by an amount equal to the retained
Pre-Installment Conversion Shares multiplied by the lower of (a) the Pre-Installment Conversion Price, and (b) the Post-Installment Conversion Price. "COMPANY CONVERSION MEASURING PERIOD" means the period beginning on the applicable Pre-Installment Notice Due Date and ending on the applicable Installment Date.

     (d) If no Equity Conditions Failure existed as of the Pre-Installment Notice Due Date, but an Equity Conditions Failure exists as of the applicable Installment Date, and such is not waived as permitted herein, then, at the option of the Holder designated in writing to the Company, the Holder may require the Company to do any one or more of the following:

          (i) the Company must redeem all or any part designated by the Holder of the Company Conversion Amount for which shares have not yet been delivered to Holder (such designated amount is referred to as the "DESIGNATED REDEMPTION AMOUNT"). The Company must pay the Designated Redemption Amount to the Holder within three (3) Trading Days of such Installment Date, by wire transfer of immediately available funds (if the Company fails to pay the Designated Redemption Amount by the third (3rd) Trading Day following such written notice to the Company, then such failure to pay shall be an Event of Default under Section 4.1(a) hereof). In such event, the Outstanding Balance of the Note will be reduced by an amount equal to the retained Pre-Installment Conversion Shares multiplied by the lower of (a) the Pre-Installment Conversion Price, and (b) the Post-Installment Conversion Price; or

          (ii) the Company Conversion shall be null and void with respect to the Company Conversion Amount for which shares have not yet been delivered to Holder; the Outstanding Balance will be reduced by an amount equal to the retained Pre-Installment Conversion Shares multiplied by the lower of (a) the Pre-Installment Conversion Price, and (b) the Post-Installment Conversion Price; and the Holder shall be entitled to all the rights of a holder of this Note with respect to such remaining Company Conversion Amount, including without limitation, requiring such remaining Company Conversion to occur after one or more subsequent written notices (each a "SUBSEQUENT NOTICE") are delivered by the Holder to the Company; PROVIDED, HOWEVER, the Conversion Price for such remaining Company Conversion Amount shall thereafter be adjusted to equal the lesser of (Y) the Default Conversion Price as in effect on the date on which the Holder voided the Company Conversion and (Z) the Default Conversion Price that would be in effect on the date on which the Holder delivers the Subsequent Notice to the Company electing to proceed with all or a portion of the remaining Company Conversion Amount (such date to be treated as if it were an Installment Date for the designated Company Conversion Amount).

     (e) Notwithstanding anything to the contrary in this Section 8.2, but subject to Section 3.4, until the Company delivers Common Stock representing the Company Conversion Amount to the Holder pursuant to the terms of this Section 8.2, the Company Conversion Amount may be converted by the Holder into Common

Stock pursuant to Section 3. In the event that the Holder elects to convert the Company Conversion Amount prior to the applicable Installment Date as set forth in the immediately preceding sentence, the Company Conversion Amount so converted shall be deducted from the Conversion Eligible Tranche(s) as set forth in the applicable Conversion Notice.

     (f) All Common Stock to be delivered to the Holder under this Section 8.2 shall be DTC Eligible. Failure to deliver DTC Eligible Common Stock shall constitute an Event of Default under Section 4.1(b) hereof.

     8.3. Mechanics of Company Redemption. If the Company elects, or is required to elect, a Company Redemption, in whole or in part, in accordance with Section
8.1 or Section 8.2, then the Company Redemption Amount, if any, which is to be paid to the Holder on the applicable Installment Date shall be redeemed by the Company on such Installment Date in an amount of cash, and the Company shall pay to the Holder on such Installment Date, by wire transfer of immediately available funds an amount, equal to the applicable Company Redemption Amount. If the Company fails to pay the applicable Company Redemption Amount on the applicable Installment Date, then, at the option of the Holder designated in writing to the Company (any such designation shall be a "Conversion Notice" for purposes of this Note), the Holder may require the Company to convert all or any part of the Company Redemption Amount at the Default Conversion Price (determined as of the date of such designation as if such date were an Installment Date). Conversions required by this Section 8.3 shall be made in accordance with the provisions of Section 3.3. Notwithstanding anything to the contrary in this Section 8.3, but subject to Section 3.4 and the Holder's right to require the Company to convert all or any part of the Company Redemption Amount at the Default Conversion Price as set forth above, until the Company Redemption Amount (together with any Late Charges thereon) is paid in full, the Company Redemption Amount (together with any Late Charges thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to
Section 3. In the event the Holder elects to convert all or any portion of the Company Redemption Amount prior to the applicable Installment Date as set forth in the immediately preceding sentence, the Company Redemption Amount so converted shall be deducted from the Conversion Eligible Tranche(s) set forth in the applicable Conversion Notice.

     8.4. DTC Eligibility. If, when the Company delivers a Pre-Installment Notice and elects, or is deemed to have delivered a Pre-Installment Notice and deemed to have elected, in whole or in part, a Company Conversion in accordance with Section 8.1, and the Common Stock is not then DTC Eligible but Holder waives the corresponding Equity Conditions Failure pursuant to Section 8.6, then, in accordance with Section 8.2, although such status will constitute an Event of Default hereunder, shares required to be issued to the Holder under this Section 8 shall be issued (without limiting any of Holder's rights with respect to the Event of Default) as follows:

     (a) No later than three (3) Trading Days after delivery or deemed delivery (as applicable) of the applicable Pre-Installment Notice setting forth a Company Conversion Amount, the Company shall deliver to the Holder or its broker, via reputable overnight courier, the Pre-Installment Certificated Shares by original share certificate, registered in the name of the Holder or its designee.

     (b) The Company agrees to use its best efforts to cause such shares to become Free Trading (the first date such occurs, the "FREE TRADING DATE"). The Holder will notify the Company of the Free Trading Date via email within two (2) Trading Days after the occurrence of the Free Trading Date.

     (c) Provided that there is no Equity Conditions Failure as of the date that is twenty-eight (28) Trading Days after the applicable Free Trading Date (the "CERTIFICATED SHARES INSTALLMENT DATE") (or such failure is waived as permitted herein) and a Company Conversion is not otherwise prohibited under any other provision of this Note, no later than three (3) Trading Days after the applicable Certificated Shares Installment Date, the Company shall deliver to the Holder or its broker via reputable overnight courier the Post-Installment Certificated Shares, less the Pre-Installment Certificated Shares previously delivered to the Holder, by original share certificate, registered in the name of the Holder or its designee. So long as no Payment Default has occurred, if the Pre-Installment Certificated Shares for the applicable Certificated Shares Installment Date exceed the Post-Installment Certificated Shares, then the excess will be applied towards the next Conversion Shares to be issued by the Company (unless the Outstanding Balance has been reduced to zero, in which case Holder will return such excess shares to the Company). If a Payment Default has occurred and the Pre-Installment Certificated Shares for the applicable Certificated Shares Installment Date exceed the Post-Installment Certificated Shares, then Holder shall not be required to return to the Company any of the excess shares or apply such excess shares to any future issuance or conversion of shares hereunder.

     8.5. Deemed Issuance. If Company (or its Transfer Agent) fails to deliver shares as required by any portion of this Section 8, in addition to such failure to act being considered an Event of Default hereunder, for purposes of Section 7.1, the Company shall also be deemed to have issued the Pre-Installment Conversion Shares, Post-Installment Conversion Shares, Pre-Installment Certificated Shares, or Post-Installment Certificated Shares, as applicable, to Holder on the latest possible permitted date pursuant to the terms set forth in this Section 8, with Holder entitled to all the rights and privileges associated with such deemed issued shares (the "DEEMED INSTALLMENT ISSUANCE").

     8.6. Waiver of Equity Conditions Failure. Notwithstanding anything in this Note to the Contrary, the Holder may waive in writing any Equity Conditions Failure, except for the Non-Waivable Equity Conditions (defined below). For purposes of this Section 8, "NON-WAIVABLE EQUITY CONDITIONS" refers to (A) the Equity Condition set forth in Section 27.20(iv) (indicating that Holder may not own more than the Maximum Percentage set forth in Section 3.4 of this Note), and
(B) the Equity Condition set forth in Section 27.20(v) (Common Stock may be issued without violating the rules of the Eligible Market). Any such waiver shall only be made for the purposes of permitting a Company Conversion to occur under this Section 8 and shall not be deemed a waiver of the underlying default or a continuing waiver of a future Equity Conditions Failure. Any such waiver shall not excuse the Company from the performance of any of its current or future obligations under this Note.

     8.7. Preparation of Installment Notices. Because of the complexity of the calculations contemplated under this Note, the Holder may, at its discretion, prepare the Pre-Installment Notice and/or the Installment Date Notice for the benefit of the Company, including the calculation of Pre-Installment Conversion Shares, Post-Installment Conversion Shares, Pre-Installment Certificated Shares, Post-Installment Certificated Shares; PROVIDED, HOWEVER, that no error or mistake in the preparation of such notices or information may be deemed a waiver of the Holder's right to enforce the terms of this Note, even if such error or mistake arises from the Holder's own calculation. The Holder may propose any combination of a Company Conversion and a Company Redemption on the Pre-Installment Notice prepared by the Holder. If the Company does not modify or prepare a replacement Pre-Installment Notice prior to the Pre-Installment Notice Due Date, then the Company shall be deemed to have ratified and confirmed such notice prepared by the Holder. Nothing in this Section shall be deemed an obligation of the Holder to prepare any such notices or information, or a waiver of any of its rights and remedies under this Note.

     8.8. Transfer Fees. The Company shall pay any and all transfer, stamp, issuance and similar taxes that may be payable with respect to the issuance and delivery of Pre-Installment Conversion Shares, Post-Installment Conversion Shares, Pre-Installment Certificated Shares, and Post-Installment Certificated Shares.

     9. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation (as defined in the Agreement), bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon conversion of this Note above the Conversion Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of this Note, and (iii) shall, so long as this Note is outstanding, take all action necessary to maintain the Share Reserve.

     10. HOLDER'S REDEMPTIONS. If the Holder has submitted to Company an Event of Default Redemption Notice in accordance with Section 4.2(a), then the Company shall pay to Holder in cash within ten (10) Trading Days after the Company's receipt of such Event of Default Redemption Notice an amount equal to the
Default Redemption Amount multiplied by the Redemption Premium (the "EVENT OF DEFAULT REDEMPTION PRICE"); PROVIDED, HOWEVER, that the Redemption Premium may only be applied in computing the Event of Default Redemption Price with respect to two Events of Default under this Note, and not to any additional Events of Default. If the Holder has submitted to Company a Fundamental Transaction Redemption Notice in accordance with Section 5.2, then the Company shall pay to Holder in cash an amount equal to the Fundamental Transaction Redemption Amount multiplied by the Redemption Premium (the "FUNDAMENTAL TRANSACTION REDEMPTION PRICE") on the earlier of (i) the closing of such Fundamental Transaction, and
(ii) ten (10) Trading Days after the Company's receipt of such notice. Notwithstanding anything in this Note to the contrary, the failure of the
Company to pay the Redemption Price under this Section 10 shall not be considered a separate Event of Default hereunder. At any time prior to the payment of the applicable Redemption Price by the Company, the Holder shall have the option, in lieu of redemption, to cancel the Event of Default Redemption Notice or the Fundamental Transaction Redemption Notice, as applicable, by written notice to the Company (the "REDEMPTION CANCELLATION NOTICE"). Upon the Company's receipt of a Redemption Cancellation Notice, (w) the Outstanding Balance of this Note as of the date of the Redemption Notice shall be increased by an amount equal to (1) the applicable Event of Default Redemption Price, or Fundamental Transaction Redemption Price (as the case may be), minus (2) the principal portion of the Outstanding Balance submitted for redemption, and the entire amount of such increase shall be added to the lowest-numbered then-current Conversion Eligible Tranche; (x) this Note shall thereafter be due and payable upon demand, with payment of the Outstanding Balance being due ten
(10) Trading Days after written demand therefor from the Holder; (y) for each conversion thereafter under Section 3 of this Note, the Conversion Price of this Note shall be automatically adjusted with respect to each conversion under this Note effected thereafter by the Holder to the lowest of (A) 65% of the lowest Closing Bid Price of the Common Stock during the period beginning on and including the date on which the applicable Redemption Notice is delivered to the Company and ending on and including the date of the Redemption Cancellation
Notice, (B) the Market Price as of the date of the Redemption Cancellation Notice, (C) the then current Market Price, and (D) the then current Conversion Price; and (z) for each conversion thereafter under Section 3 of this Note, twenty-three (23) Trading Days following Company's delivery to the Holder of Conversion Shares (the "TRUE-UP DATE"), there shall be a true-up where the number of Conversion Shares delivered shall be multiplied by the Market Price as of the True-Up Date and if the product thereof is less than the Conversion Amount applicable to such conversion, the difference shall be added to the Outstanding Balance of this Note as of the True-Up Date. The Holder's delivery of a Redemption Cancellation Notice and exercise of its rights following such notice shall not affect the Company's obligations to make any payments of Late Charges which have accrued prior to the date of such Redemption Cancellation

Notice and shall not be deemed a waiver of any Event of Default identified in the applicable Event of Default Redemption Notice.

     11. VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note, except as required by law and as expressly provided in this Note.

     12. AMENDING THE TERMS OF THIS NOTE. The prior written consent of the Holder shall be required for any change or amendment to this Note.

     13. TRANSFER. This Note and any shares of Common Stock issued upon conversion of this Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company.

     14. REISSUANCE OF THIS NOTE.

     14.1. Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 14.4), registered as the Holder may request, representing the Outstanding Balance being transferred by the Holder and, if less than the entire Outstanding Balance is being transferred, a new Note (in accordance with Section 14.4) to the Holder representing the Outstanding Balance not being transferred.

     14.2. Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 14.4) representing the Outstanding Balance.

     14.3. Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder by delivery to the principal office of the Company, for a new Note or Notes (in accordance with Section 14.4 and in principal amounts of at least $1,000) representing in the aggregate the Outstanding Balance of this Note, and each such new Note will represent such portion of such Outstanding Balance as is designated by the Holder at the time of such surrender.

     14.4. Issuance of New Notes. Subject to Section 10, whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note
(i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Outstanding Balance (or in the case of a new Note being issued pursuant to Section 14.1 or Section 14.3, the portion of the Outstanding Balance designated by the Holder which, when added to the outstanding balance represented by the other new Notes issued in connection with such issuance, does not exceed the Outstanding Balance under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest and Late Charges and other increases to the Outstanding Balance as permitted hereunder from the Issuance Date.

     15. REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS AND BREACHES. The remedies, including without limitation the Redemption Premium, Prepayment Premium, and all other charges, fees, and collection costs provided for in this Note, shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company's compliance with the terms and conditions of this Note (including, without limitation, compliance with Section 7).

     16. PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement prior to commencing legal proceedings, or is collected or enforced through any legal proceeding, or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note; or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors' rights and involving a claim under this Note; then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys' fees and disbursements. The Company expressly acknowledges and agrees that no amounts due under this Note shall be affected, or limited, by the fact that the Purchase Price paid for this Note was less than the Original Principal Amount.

     17. CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note. Terms used in this Note but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Issuance Date in such other Transaction Documents unless otherwise consented to in writing by the Holder.

     18. FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

     19. DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Conversion Price, Default Conversion Price, Pre-Installment Conversion Price, Conversion Rate, the Closing Bid Price, the Closing Sale Price, VWAP or fair market value (as the case may be) or the arithmetic calculation of Conversion Shares or the applicable Redemption Price (as the case may be), the Company or the Holder (as the case may be) shall submit the disputed determinations or arithmetic calculations (as the case may be) via facsimile (i) within two (2) Trading Days after receipt of the applicable notice giving rise to such dispute to the Company or the Holder (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after the Holder learned of the circumstances giving rise to such dispute (including, without limitation, as to whether any issuance or sale or deemed issuance or sale was an issuance or sale or deemed issuance or sale of Excluded Securities). If the Holder and the Company are unable to agree upon such determination or calculation within two
(2) Trading Days of such disputed determination or arithmetic calculation (as the case may be) being submitted to the Company or the Holder (as the case may
be), then the Company shall,  within two (2) Trading Days,  submit via facsimile
(a) the disputed determination of the Conversion Price, Default Conversion Price, Pre-Installment Conversion Price, Conversion Rate, the Closing Bid Price, the Closing Sale Price, VWAP or fair market value (as the case may be) to an independent, reputable investment bank selected by the Holder or (b) the disputed arithmetic calculation of the Conversion Shares or any Redemption Price (as the case may be) to the Company's independent, outside accountant. The

Company shall cause at its expense the investment bank or the accountant (as the case may be) to perform the determinations or calculations (as the case may be) and notify the Company and the Holder of the results no later than ten (10) Trading Days from the time it receives such disputed determinations or calculations (as the case may be). Such investment bank's or accountant's determination or calculation with respect to the disputes set forth in this
Section 19 (as the case may be) shall be binding upon all parties absent demonstrable error.

     20. NOTICES; PAYMENTS.

     20.1. Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with the subsection of the Agreement titled "Notices." The Company shall provide the Holder with prompt written notice as may be required hereunder, including without limitation the following actions (such notice to include in reasonable detail a description of such action and the reason therefore): (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen
(15) Trading Days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grant, issuances, or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to all holders of shares of Common Stock, or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

     20.2. Currency. All dollar amounts referred to in this Note are in United States Dollars ("U.S. DOLLARS"), and all amounts owing under this Note shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. "EXCHANGE RATE" means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Note, the U.S. Dollar exchange rate as published in THE WALL STREET JOURNAL on the relevant date of calculation (it being understood and agreed that where an amount is calculated with reference to, or over, a period of time, the date of calculation shall be the final date of such period of time).

     20.3. Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, unless otherwise expressly set forth herein, such payment shall be made in lawful money of the United States of America by wire transfer of immediately available funds pursuant to wire transfer instructions delivered to Company by Holder from time to time. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Trading Day, the same shall instead be due on the next succeeding day which is a Trading Day. Any amount due under the Transaction Documents which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of twenty-two percent (22%) per annum from the date such amount was due until the same is paid in full ("LATE CHARGE").

     21. CANCELLATION. After repayment or conversion of the entire Outstanding Balance, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

     22. WAIVER OF NOTICE. To the extent permitted by law, the Company hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Agreement.

     23. GOVERNING LAW. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the

State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Chicago for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company or any of its Subsidiaries in any other jurisdiction to collect on the Company's obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

     24. SEVERABILITY. If any provision of this Note is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Note so long as this Note as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with one or more valid provisions, the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

     25. FEES AND CHARGES. The parties acknowledge and agree that upon Company's failure to comply with the provisions of this Note, the Holder's damages would be uncertain and difficult (if not impossible) to accurately estimate because of the parties' inability to predict future interest rates, the Holder's increased risk, and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder, among other reasons. Accordingly, any fees, charges, and interest due under this Note, including without limitation the Prepayment Premium and the Redemption Premium, are intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder's actual loss of its investment opportunity and not a penalty.

     26. UNCONDITIONAL OBLIGATION. Subject to the terms of the Agreement, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency or where contemplated herein in shares of its Common Stock, as applicable, as herein prescribed. This Note is the direct obligation of the Company and not subject to offsets, counterclaims, defenses, credits or deductions, except as expressly permitted herein.

     27. CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

     27.1. "AFFILIATE" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that "control" of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     27.2. "AGREEMENT" means that certain Securities Purchase Agreement, dated as of June 21, 2013, as may be amended from time to time, by and between the Company and the Holder, pursuant to which the Company issued this Note.

     27.3. "APPROVED STOCK PLAN" means any stock option plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company.

     27.4. "BLACK SCHOLES CONSIDERATION VALUE" means the value of the applicable Option or Convertible Security (as the case may be) as of the date of issuance thereof calculated using the Black Scholes Option Pricing Model obtained from the "OV" function on Bloomberg utilizing (i) an underlying price per share equal to the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the public announcement of the execution of definitive documents with respect to the issuance of such Option or Convertible Security (as the case may be), (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of such Option or Convertible Security (as the case may be) as of the date of issuance of such Option or Convertible Security (as the case may be), and (iii) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the date of issuance of such Option or Convertible Security (as the case may be).

     27.5. "BLOOMBERG" means Bloomberg, L.P.

     27.6. "CLOSING BID PRICE" and "CLOSING SALE PRICE" means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in "OTC Pink" by Pink OTC Markets Inc. (formerly Pink Sheets LLC), and any successor thereto. If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 19. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

     27.7. "COMMON STOCK" means (i) the Company's shares of common stock, $0.0001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

     27.8. "CONTINGENT OBLIGATION" means as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

     27.9. "CONVERSION SHARES" means shares of Common Stock issuable by the Company upon any conversion of this Note, including without limitation, Section 3 Conversion Shares, Pre-Installment Conversion Shares, Post-Installment Conversion Shares, Pre-Installment Certificated Shares, and Post-Installment Certificated Shares.

     27.10. "CONVERTIBLE SECURITIES" means any stock, preferred stock, stock appreciation rights, phantom stock, equity related rights, equity linked rights, or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

     27.11. "CURRENT SUBSIDIARY" means any Person in which the Company on the Issuance Date, directly or indirectly, (i) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and all of the foregoing, collectively, "CURRENT SUBSIDIARIES."

     27.12. "DEEMED ISSUANCE" means (i) a Deemed Conversion Issuance as defined in Section 3.3(b) hereof, (ii) a Deemed Warrant Issuance as defined in Section 7.1(e) hereof, and (iii) a Deemed Installment Issuance as defined in Section 8.5 hereof.

     27.13. "DEFAULT CONVERSION PRICE" means, with respect to a particular date of determination, the lower of (i) the Conversion Price then in effect and (ii) the Market Price as of the specified Pre-Installment Notice Due Date or the Installment Date, as applicable. All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during any applicable Measuring Period.

     27.14. "DTC" means the Depository Trust Company.

     27.15. "DTC ELIGIBLE" means, with respect to the Common Stock, that such Common Stock is eligible to be deposited in certificate form at the DTC, cleared and converted into electronic shares by the DTC and held in the name of the clearing firm servicing Holder's brokerage firm for the benefit of Holder.

     27.16. "DTC/FAST PROGRAM" means the DTC's Fast Automated Securities Transfer Program.

     27.17. "DWAC" means Deposit Withdrawal at Custodian as defined by the DTC.

     27.18. "DWAC ELIGIBLE CONDITIONS" means that (i) the Common Stock is eligible at DTC for full services pursuant to DTC's Operational Arrangements, including without limitation transfer through DTC's DWAC system, (ii) the Company has been approved (without revocation) by the DTC's underwriting department, (iii) the Transfer Agent is approved as an agent in the DTC/FAST Program, (iv) the Conversion Shares are otherwise eligible for delivery via DWAC; and (v) the Transfer Agent does not have a policy prohibiting or limiting delivery of the Conversion Shares via DWAC.

     27.19. "ELIGIBLE MARKET" means The New York Stock Exchange, NYSE Amex, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the OTC Bulletin Board, the OTCQX or the OTCQB, or the Principal Market. In no event shall quotations provided in OTC Pink by Pink OTC Markets Inc., or its successor, be considered an Eligible Market.

     27.20. "EQUITY CONDITIONS" means: (i) with respect to the applicable date of determination all of the Conversion Shares are freely tradable under Rule 144 or without the need for registration under any applicable federal or state securities laws (in each case, disregarding any limitation on conversion of this Note); (ii) on each day during the period beginning one month prior to the applicable date of determination and ending on and including the applicable date of determination (the "EQUITY CONDITIONS MEASURING PERIOD"), the Common Stock is listed or designated for quotation (as applicable) on an Eligible Market and shall not have been suspended from trading on an Eligible Market (other than suspensions of not more than two (2) Trading Days and occurring prior to the applicable date of determination due to business announcements by the Company);
(iii) on each day during the Equity Conditions Measuring Period, the Company shall have delivered all shares of Common Stock issuable upon conversion of this Note on a timely basis as set forth in Section 3 hereof and all other shares of capital stock required to be delivered by the Company on a timely basis as set forth in the other Transaction Documents; (iv) any shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 3.4 hereof (the Holder acknowledges that the Company shall be entitled to assume that this condition has been met for all purposes hereunder absent written notice from the Holder); (v) any shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating the rules or regulations of the Eligible Market on which the Common Stock is then listed or designated for quotation (as applicable); (vi) on each day during the Equity Conditions Measuring Period, no public announcement of a pending, proposed or intended Fundamental Transaction shall have occurred which has not been abandoned, terminated or consummated;
(vii) the Company shall have no knowledge of any fact that would reasonably be expected to cause any of the Conversion Shares to not be freely tradable without the need for registration under any applicable state securities laws (in each case, disregarding any limitation on conversion of this Note); (viii) on each day during the Equity Conditions Measuring Period, the Company otherwise shall have been in material compliance with each, and shall not have breached any, term, provision, covenant, representation or warranty of any Transaction Document; (ix) without limiting clause (viii) above, on each day during the Equity Conditions Measuring Period, there shall not have occurred an Event of Default or an event that with the passage of time or giving of notice would constitute an Event of Default; (x) the Common Stock shall be DTC Eligible as of each applicable Pre-Installment Notice Due Date and Installment Date; (xi) on each Pre-Installment Notice Due Date and each Installment Date, the average and median daily dollar volume of the Common Stock on its Principal Market for the previous twenty-three (23) Trading Days shall be greater than $20,000.00; and
(xii) the ten (10) day average VWAP of the Common Stock is greater than $0.001.

     27.21. "EQUITY CONDITIONS FAILURE" means, with respect to a particular date of determination, that on any day during the period commencing twenty-three (23) Trading Days immediately prior to such date of determination and ending on such date of determination, the Equity Conditions have not been satisfied (or waived in writing by the Holder). If an Equity Conditions Failure is the result of an

Event of Default, then the Equity Conditions Failure shall be deemed permanent and may not be cured by the Company.

     27.22. "EXCLUDED SECURITIES" means any shares of Common Stock, options, or convertible securities issued or issuable (i) in connection with any Approved Stock Plan; PROVIDED THAT the option term, exercise price or similar provisions of any issuances pursuant to such Approved Stock Plan are not amended, modified or changed on or after the Issuance Date; and (ii) in connection with mergers, acquisitions, strategic licensing arrangements, strategic business partnerships or joint ventures, in each case with non-affiliated third parties and otherwise on an arm's-length basis, the purpose of which is not to raise additional capital; PROVIDED, THAT such third parties are not granted any registration rights. Notwithstanding the foregoing, any Common Stock issued or issuable to raise capital for the Company or its Subsidiaries, directly or indirectly, in connection with any transaction contemplated by clause (ii) above, including, without limitation, securities issued in one or more related transactions or that result in similar economic consequences, shall not be deemed to be Excluded Securities.

     27.23. "FREE TRADING" means that (i) the certificate representing the applicable shares of Common Stock has been cleared and approved for public resale by the compliance departments of Holder's brokerage firm and the clearing firm servicing such brokerage, and (ii) such shares are held in the name of the clearing firm servicing Holder's brokerage firm and have been deposited into such clearing firm's account for the benefit of Holder.

     27.24. "FUNDAMENTAL TRANSACTION" means that (i) (1) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, consolidate or merge with or into (whether or not the Company or any of its Subsidiaries is the surviving corporation) any other Person, or (2) the Company or any of its Significant Subsidiaries shall, directly or indirectly, in one or more related transactions, sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other Person, or (3) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, allow any other Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other Person whereby such other Person acquires more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (5) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, reorganize, recapitalize or reclassify the Common Stock, other than an increase in the number of authorized shares of the Company's Common Stock, or (ii) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Voting Stock of the Company.

     27.25. "GAAP" means United States generally accepted accounting principles, consistently applied.

     27.26. "INDEBTEDNESS" of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including, without limitation, "capital leases" in accordance with GAAP (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses,
(v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (viii) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above.

     27.27.  "INSTALLMENT AMOUNT" means $34,843.75  ($557,500.00 / 16), plus the sum of any accrued and unpaid Interest that has been added to the lowest-numbered then-current Conversion Eligible Tranche as of the applicable Installment Date and accrued, and unpaid Late Charges that have been added to the lowest-numbered then-current Conversion Eligible Tranche, if any, under this Note as of the applicable Installment Date, and any other amounts accruing or owing to Holder under this Note as of such Installment Date; PROVIDED, HOWEVER, that, if the remaining amount owing under all then-existing Conversion Eligible Tranches or otherwise with respect to this Note as of the applicable Installment Date is less than the Installment Amount set forth above, then the Installment Amount for such Installment Date (and only such Installment Amount) shall be reduced (and only reduced) by the amount necessary to cause such Installment Amount to equal such outstanding amount. In the event the Holder shall sell or otherwise transfer any portion of this Note, the transferee shall be allocated a pro rata portion (based on the portion of this Note transferred compared with the Outstanding Balance of this Note as of the transfer date) of each unpaid Installment Amount hereunder. Notwithstanding any other provision contained herein, if any Installment Amount is greater than the then Outstanding Balance of this Note, such Installment Amount shall be reduced to equal such then Outstanding Balance.

     27.28. "INSTALLMENT DATE" means the Initial Installment Date and the same day on each of the calendar months following the Initial Installment Date, so long as at least one Conversion Eligible Tranche exists as of the date that would be a Pre-Installment Notice Due Date with respect to the next Installment Date pursuant to the terms hereof. If a Conversion Eligible Tranche does not exist as of any given date that would otherwise be a Pre-Installment Notice Due Date hereunder, such date will not be a Pre-Installment Notice Due Date and the next Installment Date will not occur for thirty (30) days from when the then-current Subsequent Tranche becomes a Conversion Eligible Tranche; following such revived Installment Date, the Installment Dates shall continue on the same day on each of the following calendar months following such revived Installment Date, unless a Conversion Eligible Tranche does not exist as of a date that would otherwise be a Pre-Installment Notice Due Date with respect to an Installment Date provided by this sentence, in which case the Installment Date schedule shall again be reset and then continue pursuant to this sentence. Notwithstanding any other provision contained herein, (i) if the Outstanding Balance is not paid, converted or offset in full on the Maturity Date, then in addition to any remedies available under the Transaction Documents, the Installment Dates will continue pursuant to the foregoing schedule until the Outstanding Balance is paid, converted or offset in full (thus requiring the Company to continue to provide Pre-Installment Notices to the Holder pursuant to
Section 8 hereof), and (ii) unless and until the Outstanding Balance has been paid, converted or offset in full pursuant to the terms hereof, Installment

Dates will continue pursuant to the foregoing schedule regardless of whether any Event of Default has occurred or the Company owes any Redemption Price to the Holder (or any Redemption Cancellation Notice has been issued). If the Initial Installment Date is on the 29th, 30th, or 31st of a calendar month, then Installment Dates for shorter subsequent calendar months shall be deemed to be on the last day of such applicable calendar month.

     27.29. "MARKET PRICE" means 65% of the arithmetic average of the three (3) lowest VWAPs of the shares of Common Stock during the twenty (20) consecutive Trading Day period immediately preceding the date of such determination (the "MEASURING PERIOD"); PROVIDED, HOWEVER, that if the arithmetic average of the three (3) lowest VWAPs of the shares of Common Stock during any twenty (20) consecutive Trading Day Period is less than $0.005, then "65%" above shall thereafter be permanently replaced with "60%" in this definition of Market Price. All such determinations are to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during such Measuring Period.

     27.30. "MATURITY DATE" shall mean the date that is twenty-one (21) months after the Issuance Date.

     27.31. "NEW SUBSIDIARY" means, as of any date of determination, any Person in which the Company after the Issuance Date, directly or indirectly, (i) owns or acquires any of the outstanding capital stock or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and all of the foregoing, collectively, "NEW SUBSIDIARIES."

     27.32. "OPTIONS" means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

     27.33. "PARENT ENTITY" of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

     27.34. "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

     27.35. "POST-INSTALLMENT CERTIFICATED SHARES" means a number of shares of Common Stock equal to one (1) times the greater of (i) the Post-Installment Conversion Shares calculated using the applicable Installment Date, and (ii) the Post-Installment Conversion Shares calculated using the Certificated Shares Installment Date (as if such date were the designated Installment Date).

     27.36. "POST-INSTALLMENT CONVERSION PRICE" means, with respect to a particular date of determination, the lower of (i) the Conversion Price then in effect and (ii) the Market Price for the applicable Installment Date. All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during any applicable Measuring Period.

     27.37. "POST-INSTALLMENT CONVERSION SHARES" means that number of shares of Common Stock that would be required to be delivered pursuant to Section 8 on an applicable Installment Date without taking into account the delivery of any Pre-Installment Conversion Shares. The Post-Installment Conversion Shares are equal to the quotient of (i) the Company Conversion Amount divided by (ii) the Post-Installment Conversion Price as of the applicable Installment Date.

     27.38. "PRE-INSTALLMENT CERTIFICATED SHARES" means the number of shares of Common Stock to be delivered pursuant to Section 8.4(a). The Pre-Installment Certificated Shares are equal to two (2) times the number of Pre-Installment Conversion Shares that would otherwise be required to be delivered to the Holder pursuant to Section 8.2(a) under the applicable Pre-Installment Notice.

     27.39. "PRE-INSTALLMENT CONVERSION PRICE" means, with respect to a particular date of determination, the lower of (i) the Conversion Price then in effect and (ii) the Market Price for the applicable Pre-Installment Notice Due Date. All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during any applicable Measuring Period.

     27.40. "PRE-INSTALLMENT CONVERSION SHARES" means the number of shares of Common Stock to be delivered pursuant to Section 8.1. The Pre-Installment Conversion Shares are equal to the quotient of (i) the Company Conversion Amount divided by (ii) the Pre-Installment Conversion Price as of the applicable Pre-Installment Notice Due Date.

     27.41. "PRINCIPAL MARKET" means the OTCQB.

     27.42.   "REDEMPTION  NOTICES"  means,   collectively,   Event  of  Default
Redemption Notices and Fundamental Transaction Redemption Notices, and each of the foregoing, individually, a "REDEMPTION NOTICE."

     27.43. "REDEMPTION PREMIUM" means 125%.

     27.44. "REDEMPTION PRICE" means either the Event of Default Redemption Price or the Fundamental Transaction Redemption Price, as the context requires or permits.

     27.45. "SEC" means the United States Securities and Exchange Commission or the successor thereto.

     27.46. "SIGNIFICANT SUBSIDIARIES" means, as of any date of determination, collectively, all Subsidiaries that would constitute a "significant subsidiary" under Rule 1-02 of Regulation S-X promulgated by the SEC, and each of the foregoing, individually, a "SIGNIFICANT SUBSIDIARY."

     27.47. "SUBSIDIARIES" means, as of any date of determination, collectively, all Current Subsidiaries and all New Subsidiaries, and each of the foregoing, individually, a "SUBSIDIARY."

     27.48. "SUCCESSOR ENTITY" means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made, PROVIDED THAT if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person's Parent Entity.

     27.49. "TRADING DAY" means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, PROVIDED THAT "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the

Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder.

     27.50. "VOTING STOCK" of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers, trustees or other similar governing body of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

     27.51. "VWAP" means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its "Volume at Price" function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in "OTC Pink" by Pink OTC Markets Inc. (formerly Pink Sheets LLC), and any successor thereto. If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 19. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

     28. DISCLOSURE. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall within one (1) Trading Day after any such receipt or delivery, publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, non-public information relating to the Company or its Subsidiaries.

     29. TIME OF THE ESSENCE. Time is expressly made of the essence of each and every provision of this Note.

     30. MAXIMUM PAYMENTS. Nothing contained in this Note shall, or shall be deemed to, establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges under this Note exceeds the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

     31. SECURITY. This Note is secured by that certain Security Agreement of even date herewith, as the same may be amended from time to time (the "SECURITY

AGREEMENT"), executed by the Company in favor of the Holder encumbering all of the Secured Buyer Notes and the Buyer Notes, as more specifically set forth in the Security Agreement, all the terms and conditions of which are hereby incorporated into and made a part of this Note.

     32. OFFSET RIGHTS. Notwithstanding anything to the contrary herein or in any of the other Transaction Documents, (a) the parties hereto acknowledge and agree that the Holder maintains a right of offset pursuant to the terms of the Secured Buyer Notes and Buyer Notes that, under certain circumstances, permits
Holder to deduct amounts owed by the Company under this Note from amounts otherwise owed by Holder under the Secured Buyer Notes and Buyer Notes (the "HOLDER OFFSET RIGHT"), and (b) in the event of the occurrence of any Event of Default (as defined in any of the Secured Buyer Notes, Buyer Notes, or any other note issued by the initial Holder in connection with the Agreement), or at any other time, the Company shall be entitled to deduct and offset any amount owing by the initial Holder under any of the Secured Buyer Notes or Buyer Notes from any amount owed by the Company under this Note (the "COMPANY OFFSET RIGHT"). In the event that the Company's exercise of the Company Offset Right results in the full satisfaction of the Company's obligations under this Note, the Holder shall return the original Note to the Company marked "cancelled" or, in the event this Note has been lost, stolen or destroyed, a lost note affidavit in a form reasonably acceptable to the Company. For the avoidance of doubt, the Company shall not incur the Prepayment Premium set forth in Section 1 hereof with respect to any portions of this Note that are satisfied by way of the Company Offset Right.



                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set forth above.

                                      THE COMPANY:

                                      RED GIANT ENTERTAINMENT, INC.


                                      By: /s/ Benny R. Powell
                                         ---------------------------------------
                                         Benny R. Powell, President/CEO

ACKNOWLEDGED, ACCEPTED AND AGREED:

TYPENEX CO-INVESTMENT, LLC

By: Red Cliffs Investments, Inc., its Manager


     By: /s/ John M. Fife
        ----------------------------------------
        John M. Fife, President



             [Signature page to Secured Convertible Promissory Note]

                                    EXHIBIT A

                           TYPENEX CO-INVESTMENT, LLC
                        303 East Wacker Drive, Suite 1200
                             Chicago, Illinois 60601

Red Giant Entertainment, Inc.                          Date: ___________________

Attn: _________________
614 E. Hwy 50, Suite 235
Clermont, Florida 34711

                                CONVERSION NOTICE

     The above-captioned Holder hereby gives notice to Red Giant Entertainment, Inc., a Nevada corporation (the "COMPANY"), pursuant to that certain Secured Convertible Promissory Note made by the Company in favor of the Holder on June 21, 2013 (the "NOTE"), that the Holder elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of Common Stock of the Company as of the date of conversion specified below. Said conversion shall be based on the Conversion Price set forth below. In the event of a conflict between this Conversion Notice and the Note, the Note shall govern, or, in the alternative, at the election of the Holder in its sole discretion, the Holder may provide a new form of Conversion Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

    A.   Date of conversion:  _______________
    B.   Conversion #:        _______________
    C.   Conversion Amount:   _______________
    D.   Conversion Price:    _______________
    E.   Section  3  Conversion  Shares:  _______________  (C divided by D)
    F.   Remaining Outstanding Balance of Note: ____________*

* Subject to adjustments for corrections and defaults, and other adjustments permitted by the Transaction Documents (as defined in the Agreement).

The Conversion Amount converted hereunder shall be deducted from the following Conversion Eligible Tranche(s):

       Conversion Amount                  Tranche No.

So that DTC processing can begin, please deliver, via reputable overnight courier, a certificate representing DTC Eligible Section 3 Conversion Shares to:

     Name: ________________________________________
     Address: _____________________________________
              _____________________________________

     To the extent the Section 3 Conversion Shares are not DTC Eligible, please deliver, via reputable overnight courier, a certificate representing the non-DTC Eligible Section 3 Conversion Shares to the party at the address set forth above. If the Section 3 Conversion Shares are not DTC Eligible, please also:

____ deliver to such party at such address additional certificated shares of Common Stock equal to five percent (5%) of the number of Section 3 Conversion Shares otherwise required to be delivered hereunder, pursuant to Section 3.3(a) of the Note; or

____ hold in reserve as Ownership Limitation shares such number of additional shares of Common Stock equal to five percent (5%) of the number of Section 3 Conversion Shares otherwise required to be delivered hereunder, pursuant to Section 3.3(a) of the Note.

Sincerely,

Holder: TYPENEX CO-INVESTMENT, LLC

By: Red Cliffs Investments, Inc., its Manager

     By:
        ------------------------------------------
        John M. Fife, President

                                    EXHIBIT B
                                 ACKNOWLEDGMENT

     The Company hereby acknowledges this Conversion Notice and hereby directs _______________ to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Instructions to Transfer Agent dated June 21, 2013 from the Company and acknowledged and agreed to by ___________________.

RED GIANT ENTERTAINMENT, INC.
By: __________________________
Name: ________________________
Title: _______________________

                                   EXHIBIT C-1

                          Red Giant Entertainment, Inc.
                            614 E. Hwy 50, Suite 235
                             Clermont, Florida 34711

Typenex Co-Investment, LLC                              Date: __________________

Attn: John Fife
303 E. Wacker Dr., Suite 1200
Chicago, IL 60657
                 PRE-INSTALLMENT NOTICE

The above-captioned Company hereby gives notice to Typenex Co-Investment, LLC, an Illinois limited liability company (the "HOLDER"), pursuant to that certain Secured Convertible Promissory Note made by the Company in favor of the Holder on June 21, 2013 (the "NOTE"), of certain Company elections and certifications related to payment of the Installment Amount of $_________________ due on ___________, 201_ (the "INSTALLMENT DATE"). In the event of a conflict between this Pre-Installment Notice and the Note, the Note shall govern, or, in the alternative, at the election of the Holder in its sole discretion, the Holder may provide a new form of Pre-Installment Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

                  PRE-INSTALLMENT ELECTIONS AND CERTIFICATIONS
                    AS OF THE PRE-INSTALLMENT NOTICE DUE DATE

A. COMPANY ELECTIONS

The Company elects to pay the Installment Amount as follows (check one):

______(i) Redeeming the Installment Amount in cash in accordance with Section 8 of the Note ("COMPANY REDEMPTION") (if selected, no other sections of this Notice need to be completed)

______(ii)Converting the Installment Amount in accordance with Section 8 of the Note ("COMPANY Conversion") (if selected, complete Section B(1) and Section (C) of this Notice)

______(iii) Combination of Company Redemption and Company Conversion (if selected, complete Section B(2) and Section (C) of this Notice)

B.        COMPANY CONVERSION (IF APPLICABLE)

1.        Company Conversion:

A. Pre-Installment Notice Due Date: ____________, 201_
B. Company Conversion Amount:  _____________
C. Pre-Installment Conversion Price: _______________ (lower of (i) Conversion Price in effect and (ii) Market Price as of Pre-Installment Notice Due Date)
D. Pre-Installment  Conversion Shares:  _______________ (B divided by C)
E.  Excess   shares  to  be  applied  from   previous   installment   (if  any):
    _____________
F.  Installment  shares to be delivered:  ________________  (D minus E)
G.  Remaining Outstanding Balance of Note: ____________ *

2. Combination of Company Redemption and Company Conversion (if elected above):

A. Pre-Installment Notice Due Date: ____________, 201_
B. Installment Amount:     ____________
C. Company Redemption Amount: _____________
D. Company Conversion Amount: _____________ (B minus C)
E. Pre-Installment   Conversion  Price:   _______________   (lower  of  (i)
   Conversion Price in effect and (ii) Market Price as of Pre-Installment
   Notice Due Date)
F.  Pre-Installment  Conversion Shares:  _______________ (D divided by E)
G.  Excess shares to be applied from previous installment (if any): ____________
H.  Installment  shares to be delivered:  ________________  (F minus G)
I. Remaining Outstanding Balance of Note: ____________ *

* Subject to adjustments for corrections and defaults, and other adjustments permitted by the Transaction Documents (as defined in the Agreement).

C. EQUITY CONDITIONS CERTIFICATION (IF APPLICABLE)

1. Market Capitalization of the Common Stock:________________

(CHECK ONE)

2. _________ The Company herby certifies that no Equity Conditions Failure exists as of the Pre-Installment Notice Due Date.

3. _________ The Company hereby gives notice that an Equity Conditions Failure has occurred and requests a waiver from the Holder with respect thereto. The Equity Conditions Failure is as follows:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Sincerely,

Company:  Red Giant Entertainment, Inc.

By: ___________________________________

Name: _________________________________

Title: ________________________________

                                   EXHIBIT C-2

                          Red Giant Entertainment, Inc.
                            614 E. Hwy 50, Suite 235
                             Clermont, Florida 34711

Typenex Co-Investment, LLC                              Date: __________________

Attn: John Fife
303 E. Wacker Dr., Suite 1200
Chicago, IL 60657

                             INSTALLMENT DATE NOTICE

The above-captioned Company hereby gives notice to Typenex Co-Investment, LLC, an Illinois limited liability company (the "HOLDER"), pursuant to that certain Secured Convertible Promissory Note made by the Company in favor of the Holder on June 21, 2013 (the "NOTE"), of Post-Installment Conversion Shares and Equity Conditions Certifications related to _____________, 201_ (the "INSTALLMENT DATE"). In the event of a conflict between this Installment Date Notice and the Note, the Note shall govern, or, in the alternative, at the election of the Holder in its sole discretion, the Holder may provide a new form of Installment Date Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

              POST-INSTALLMENT CONVERSION SHARES AND CERTIFICATIONS
                           AS OF THE INSTALLMENT DATE

1.  POST-INSTALLMENT CONVERSION SHARES

A.   Pre-Installment Notice Due Date: ____________, 201_

B.   Company Conversion Amount:  _____________

C.  Post-Installment   Conversion  Price:   _______________  (lower  of  (i)
    Conversion Price in effect and (ii) Market Price as of Installment Date)

D.  Post-Installment Conversion Shares: _______________ (B divided by C)

E.  Pre-Installment Conversion Shares delivered: ________________

F. Post-Installment Conversion Shares to be delivered: ________________ (only applicable if D minus E is greater than zero)

G. Pre-Installment Conversion Shares to be applied to next installment or returned:_________________ (only applicable if D minus E is less than zero and no Payment Default has occurred)

H. Pre-Installment Conversion Shares to be retained by the Holder because of a Payment Default: _________________ (only applicable if D minus E is less than zero and a Payment Default has occurred)

2.  EQUITY CONDITIONS CERTIFICATION

A.  Market Capitalization of the Common Stock:________________

(CHECK ONE)

B. _________The Company herby certifies that no Equity Conditions Failure exists as of the applicable Installment Date.

C. _________The Company hereby gives notice that an Equity Conditions Failure has occurred and requests a waiver from the Holder with respect thereto. The Equity Conditions Failure is as follows:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Sincerely,

Company: Red Giant Entertainment, Inc.

By: ___________________________________

Name: _________________________________

Title: ________________________________